Assets Held-for-Sale	12 Months Ended
Dec. 31, 2024
Non-current assets or disposal groups classified as held for sale or as held for distribution to owners [abstract]
Assets Held-for-Sale
42.	Assets Held-for-Sale
Assets
held-for-sale
as of December 31, 2023 and 2024 are as follows:

		2023	2024

		In millions of won
Land (*1,2)	￦	31,766	31,766
Buildings (*1,2)		13,881	13,881
Structures (*1)		1	1

	￦	45,648	45,648

(*1)
The board of directors of KEPCO Engineering & Construction Company, Inc., a subsidiary of the Company, made a resolution to sell its old office building in
Yongin-si,
Gyeonggi-do,
and reclassified the buildings, structures, and land as assets held-for-sale
expecting its carrying amount would be recovered through a sale transaction. In accordance with the resolution of the Board of Directors on April 1, 2022, a sales contract for the assets scheduled for sale was entered into on April 13, 2022, and the related down payment and interim payment of ￦81,392 million were recorded as long-term advance received.

(*2)
The board of directors of Korea Electric Power Corporation, the controlling company, made a resolution to sell the Uijeongbu substation, and reclassified the buildings and land as assets held-for-sale
expecting its carrying amount would be recovered through a sale transaction during the year ended December 31, 2022. Although it is expected to take more than a year to complete the sale transaction, the Company decided that the definitive purchase contract is still valid as a result of discussions with the counterparty.